THE LEONETTI FUND

Supplement dated September 18, 2006 to
Prospectus dated October 28, 2005

Leonetti & Associates, Inc., the advisor to The Leonetti Fund (the “Fund”), has recommended and the Board of Trustees of the Professionally Managed Portfolios has approved the liquidation of the Fund.

Effective September 18, 2006, in anticipation of the liquidation, the Fund will no longer accept purchases into the Fund. In addition, the Fund’s investment advisor is no longer actively investing the Fund’s portfolio and the Fund’s assets are currently held in cash and cash equivalents. Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus. Accounts not redeemed by October 13, 2006 will automatically be redeemed and cash proceeds, less any required withholdings, will be sent to the address of record.

If you hold your shares in an IRA account, you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status. You must notify the Fund’s transfer agent at (800) 537-3585 prior to October 13, 2006 of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

Please contact the Fund at (800) 537-3585 if you have questions or need assistance.

Please retain this Supplement with the Prospectus.